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                                                                    Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 33-61665, 33-08779 and 33-08781) of Transmation, Inc. of our report dated May 14, 1997 with respect to the financial statements of Transmation, Inc. contained in the foregoing Annual Report on Form 10-K.

         PRICE WATERHOUSE LLP

         Rochester, New York
         June 24, 1997

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